THE APPLETON FUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009
Amended January 1, 2010

Appleton Equity Growth Fund

The Appleton Funds
303 Broadway, Suite 900 Cincinnati, Ohio 45202

THE TRUST	2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS	2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS	7
INVESTMENT LIMITATIONS	10
TRUSTEES AND OFFICERS	12
THE INVESTMENT ADVISER	14
PORTFOLIO MANAGERS COMPENSATION	14
PORTFOLIO MANAGER HOLDINGS	14
OTHER PORTFOLIO MANAGER INFORMATION	14
PROXY VOTING GUIDELINES	15
THE DISTRIBUTOR	17
DISTRIBUTION PLAN	17
SECURITIES TRANSACTIONS	18
PORTFOLIO TURNOVER	19
DISCLOSURE OF PORTFOLIO HOLDINGS	20
CALCULATION OF SHARE PRICE	20
TAXES	20
REDEMPTION IN KIND	21
HISTORICAL PERFORMANCE INFORMATION	22
PRINCIPAL SECURITY HOLDERS	25
CUSTODIAN	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
JPMORGAN CHASE BANK, N.A..	26
ANNUAL REPORT	26

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read together with the Fund’s Prospectus dated May 1, 2009, as supplemented from time to time, with respect to the Appleton Equity Growth Fund (the “Fund”).   The Fund’s financial statements are contained in the Trust’s Annual Report, which is incorporated by reference into this SAI.  A copy of the Trust's Prospectus can be obtained by writing the Trust at 303 Broadway, Suite 900, Cincinnati, Ohio 45202, by calling the Trust nationwide toll-free 1-877-71-APPLE, or by visiting the Trust’s internet site at www.appletonfunds.com.

THE TRUST

The Trust was organized as an Ohio business trust on October 31, 2000.  The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the "Fund").  The Fund is an open-end diversified management investment company.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the “1940 Act”) in order to facilitate communications among shareholders.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Risk/Return Summary") appears below:

Majority.  As used in the Prospectus and this Statement of Additional Information, and as provided under the 1940 Act, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

Small Capitalization Companies.  The Fund may, from time to time, invest a portion of its assets in small, unseasoned companies.  A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund’s investment.  In the Adviser’s opinion, the small cap market may, at times, offer more opportunity for above-average growth and entrepreneurial impact.  Also, small cap companies are often acquisition targets for larger companies.

While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations.  In addition, in many instances, the securities of smaller companies are traded only over-the-counter on a regional exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. The securities of smaller companies may, therefore, be subject to wider price fluctuations.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

U.S. Government Obligations.  If the Adviser believes that market indicators point to lower interest rates, the Fund may invest up to 35% of its total assets in U.S. Government obligations or other fixed-income securities of any maturity.  When investing in fixed income securities, the Adviser will select primarily "investment grade" securities rated at least Baa by Moody's or BBB by S&P or, if not rated, of equivalent quality in the Adviser's opinion.  Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities that have been established or sponsored by the United States Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government.  Other U.S. Government Obligations may or may not be backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments.  Shares of the Fund are not guaranteed or backed by the United States Government.

Repurchase Agreements.  Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank.  The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans.  It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Loans of Portfolio Securities.  The Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest.  It is the present intention of the Fund, which may be changed without shareholder approval, that loans of portfolio securities will not be made if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets.  Securities lending will afford the Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower.  Such loans will be terminable at any time.  Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities.  The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.  The Fund may pay reasonable fees in connection with arranging such loans.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank must be satisfactory to the Fund.  The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower.  The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans.  Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.  The Fund will exercise such rights in order to vote on any matter material to its investment.

Bank Debt Instruments.  Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Commercial Paper.  Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Aa or better by Moody's.  Certain notes may have floating or variable rates.  The Fund will not invest in variable and floating rate notes with a demand notice period exceeding seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities, unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's.  Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

Foreign Securities.  Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest from time to time in the securities (payable in U.S. dollars) of foreign issuers through the purchase of American Depository Receipts (certificates of ownership issued by a United States bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States.  Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.  Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  The Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Borrowing and Pledging.  The Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund.  The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of its total assets.  The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets.  Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value.  This is the speculative factor known as leverage.  The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.  It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings during the coming year to 5% of its total assets and to borrow only for emergency or extraordinary purposes and not for leverage.

Preferred Stocks and Securities Convertible Into Common Stocks.  The Fund may also invest in preferred stocks or securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) which are rated at the time of purchase in the four highest grades assigned by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or unrated securities the Adviser determines to be of comparable quality. After the Fund purchases a security, that security may cease to be rated or its rating may be reduced; the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold that security.

Additional Information on Fixed-Income Securities.  Preferred stocks and bonds rated Baa or BBB have speculative characteristics such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest, or to pay the preferred stock obligations, than is the case with higher grade securities.

Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser.  Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.  As a result, the return and net asset value of the Fund will fluctuate.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

The ratings of Moody's and S&P for corporate bonds and convertible debt in which the Fund may invest are as follows:

Moody's Investors Service, Inc.

Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B – Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Ratings Group

AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings of Moody's and S& P for preferred stocks in which the Fund may invest are as follows:

Moody's Investors Service, Inc.

aaa - An issue rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

b - An issue rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Standard & Poor's Ratings Group

AAA - This is the highest rating that may be assigned by S& P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB and B - Preferred stock rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund may not:

(1)
Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4)
Make short sales of securities or maintain a short position, or write, purchase or sell puts, calls or combinations thereof, except as stated in the Prospectus or this Statement of Additional Information or except short sales "against the box”;

(5)
Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)	Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(7)	Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities the United States Government, its agencies or instrumentalities);

(8)	Invest for the purpose of exercising control or management of another issuer;

(9)
Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(10)
Purchase or sell interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11)	Invest more than 15% of its net assets in illiquid securities;

(12)
Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer; or

(13)	Invest in securities of other investment companies, other than to the extent permitted by Section 12(d) of the 1940 Act.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund.  The Fund does not intend to make short sales of securities "against the box" in the coming year as described in investment limitation 4.  The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

80% Investment Policy.  Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

TRUSTEES AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s Trustees and officers are set forth in the table below.  The Board of Trustees is responsible for managing the business affairs of the Fund.

Name/Address/Age	Current Position(s) with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Last 5 yrs	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Outside the Fund Complex

INTERESTED TRUSTEES*:

James I. Ladge#	President and Treasurer,	Senior Vice President	1	Director, Cambridge
c/o Appleton Partners	Trustee (December 2000	and Portfolio Manager,		Appleton Trust, N.A.
45 Milk Street, 8th Floor	- Present) Until resignation	Appleton Partners, Inc.
Boston, MA 02109	or a successor is elected	(1993 - Present)
Year of Birth: 1968

Douglas C. Chamberlain#	Trustee	President and CEO, Appleton	1	Director, Cambridge
c/o Appleton Partners	(December 2000 – Present)	Partners, Inc. (1988 - Present)		Savings Bank
45 Milk Street, 8th Floor	Until resignation or a
Boston, MA 02109	successor is elected
Year of Birth: 1947

DISINTERESTED TRUSTEES:

Jack W. Aber+	Trustee	Professor, Boston University	1	Director, Managers
c/o Appleton Partners	(December 2000 – Present)	(1997 – 01/2008)		Fund, Managers AMG
45 Milk Street, 8th Floor	Until resignation or a			Funds and Third
Boston, MA 02109	successor is elected			Avenue Funds
Year of Birth: 1937

John M. Cornish, Esq.+	Trustee	Partner, Choate, Hall & Stewart	1	Director, Thompson
c/o Appleton Partners	(December 2000 – Present)	(1985 - Present)		Steel Company
45 Milk Street, 8th Floor	Until resignation or a
Boston, MA 02109	successor is elected
Year of Birth: 1947

Grady B. Hedgespeth+#	Trustee	Director, US Small Business	1	Director, National
c/o Appleton Partners	(December 2000 – Present)	Admin. (May 2007 – Present);		Cooperative Bank
45 Milk Street, 8th Floor	Until resignation or a	Consultant (Nov. 2005-April
Boston, MA 02109	successor is elected	2007); Senior Vice President,
Year of Birth: 1955		CFO, SeedCo (July 2003 – Oct.
2005)
OFFICERS:

Michele D. Hubley	Secretary and	Vice President and Chief	N/A	N/A
c/o Appleton Partners	Chief Compliance Officer	Compliance Officer of
45 Milk Street, 8th Floor	(December 2004 – Present)	Appleton Partners, Inc.
Boston, MA 02109		(1995 – Present)
Year of Birth: 1957

*	All Interested Trustees are such because of their interest in the investment adviser, as defined in the 1940 Act.

+
Member of Audit Committee and Nominating Committee.  The Audit Committee and the Nominating Committee are standing committees of the Board of Trustees.  The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees.  The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2008.  The Nominating Committee is responsible for selecting candidates to serve on the Board and its standing committees.  The Nominating Committee does not consider nominees recommended by shareholders.  The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2008.

#
Members of the Valuation Committee.  The Valuation Committee is a standing committee of the Board of Trustees.  Messrs. Chamberlain, Hedgespeth and Ladge are members of the Valuation Committee.  The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise.  The Valuation Committee did not meet during the fiscal year ended December 31, 2008.

Compensation of Trustees

The following table sets forth information regarding compensation of the Trustees by the Trust for the fiscal year ended December 31, 2008.  Trustees who are interested persons of the Trust do not receive any compensation from the Trust.  Each of the other Trustees is paid an annual retainer of $2,000, a fee of $1,000 for each board meeting attended ($500 if by telephone) and $500 for each Audit Committee meeting, and is reimbursed for the expenses of attendance of such meetings.

COMPENSATION TABLE
Fiscal Year Ended December 31, 2008

Name of Person, Position	Aggregate Compensation from Registrant

Douglas C. Chamberlain, ** Trustee	$0
James I. Ladge, ** Trustee and President	$0
Jack W. Aber, * Trustee	$5,500
Grady B. Hedgespeth, * Trustee	$6,000
John M. Cornish, * Trustee	$6,000
_____________________
*	Member of Audit and Nominating Committee.
**	“Interested person,” as defined in the 1940 Act, of the Trust because of their affiliation with Appleton Partners, Inc., the Trust’s investment adviser.

Trustees’ Ownership of Trust Shares (as of December 31, 2008)

Name of Trustee	Dollar Range of Equity Securities in the Equity Growth Fund
DISINTERESTED TRUSTEES
Jack W. Aber	$10,001 - $50,000
John M. Cornish	None
Grady B. Hedgespeth	None
INTERESTED TRUSTEES
James I. Ladge	Over $100,000
Douglas C. Chamberlain	Over $100,000

THE INVESTMENT ADVISER

Appleton Partners, Inc. (the "Adviser") is the Fund's investment adviser and a registered investment adviser under the Investment Advisers Act of 1940.  Mr. Chamberlain is a controlling shareholder and a principal of the Adviser, and, as such, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments.  The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent annual Fund operating expenses exceed 1.50% of the Fund’s average daily net assets.  The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2009.  During the fiscal year ended December 31, 2006, the Advisor waived all of its advisory fees $78,626 and reimbursed the Fund for $54,311 of other operating expenses. During the fiscal year ended December 31, 2007, the Advisor waived all of its advisory fees $100,269 and reimbursed the Fund for $33,759 of other operating expenses.  During the fiscal year ended December 31, 2008, the Advisor waived all of its advisory fees $105,945 and reimbursed the Fund for $26,052 of other operating expenses.

PORTFOLIO MANAGERS COMPENSATION

Compensation for James Ladge is not predicated on Fund assets or fund performance. Mr. Ladge is paid a fixed salary and a discretionary bonus based on the Adviser’s profitability during its fiscal year. Compensation for Jonathan Noonan is based on a fixed annual salary and discretionary bonus structure based on the overall assets of Mr. Noonan’s other (private) accounts. Mr. Noonan receives no compensation for his work on the Fund.

PORTFOLIO MANAGER HOLDINGS

Portfolio Managers are encouraged to own shares of the Funds they manage. The following table indicates the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of December 31, 2008.

Portfolio Manager	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Ladge				X
Jonathan Noonan				X

OTHER PORTFOLIO MANAGER INFORMATION

There are no conflicts of interest between the Fund and the Portfolio Manager’s responsibilities to other accounts.  There is no conflict of interest because all accounts that are managed by Mr. Ladge and secondarily by Mr. Noonan use the same strategies as the Fund and therefore invest in the same types of securities. The securities that they invest in are common stocks of readily available securities and do not present allocation issues.

The following tables indicate the number of accounts and assets under management (in millions) for each type of account as of December 31, 2008.

James Ladge, primary portfolio manager for the Appleton Equity Growth Fund:
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	none	none	none	none
Other Pooled Investment Vehicles	none	none	none	none
Other Accounts	91 Privately Managed Portfolios	none	$121 MM	none

Jonathan Noonan, secondary portfolio manager for the Appleton Equity Growth Fund:
	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	none	none	none	none
Other Pooled Investment Vehicles	none	none	none	none
Other Accounts	62 Privately Managed Portfolios	none	$83 MM	none

PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Fund, whether voted by the Fund or its investment adviser.  The purpose of these guidelines is simple: to promote the accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company’s business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1.	Proposals seeking approval of equity-based compensation, including stock option plans.
2.	Proposals relating to changes in corporate control.
3.	Proposals that affect shareholder rights, including voting rights
4.	Proposals for the election of directors
5.	Proposals relating to social and corporate responsibility issues
6.	Proposals for the approval of independent registered public accounting firm

Equity-based Compensation Plans

In general, the Fund agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value.  It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals.

Corporate Control

The Fund generally opposes measures that are designed to prevent or obstruct corporate takeovers.  Such measures tend to entrench current management.  We believe the active trading of a company’s securities and the potential transfer of corporate control through takeover – hostile or otherwise – must generally be permitted to occur.  In the case of shareholder rights plan, often referred to as “poison pills”, we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan.  We will carefully review proposals to increase capital stock and generally oppose so-called “blank check” preferred stock.  We favor non-classified boards of directors.

Shareholder Rights

The Fund views the exercise of shareholders’ rights – including the rights to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance.  We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalization.

Election of the Board of Trustees

The Fund believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

Corporate and Social Policy Issues

The Fund believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by a company’s board of directors.  Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.  Ordinarily the Fund would not vote for such proposals unless supported by management.

Approval of Independent Registered Public Accounting Firm

The Fund believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Fund, on the one hand, and any affiliated person of the Fund, on the other, the voting of such proxy will be referred to the Trustees of the Fund who are not “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940 (the “Independent Trustees”); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

The foregoing is a summary.  A copy of the complete Proxy Voting Guidelines and, when available, the Fund’s voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov).

THE DISTRIBUTOR

Unified Financial Securities, Inc. (the “Distributor”), 2960 N. Meridian Street, Indianapolis, Indiana 46208, is the Trust’s principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell the Fund’s shares on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.  The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets.  Unreimbursed expenses will not be carried over from year to year.  For the fiscal year ended December 31, 2008, the Fund incurred $18,406 of distribution expenses under the Plan, all of which were reimbursed by the Adviser.

Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees.  All payments made pursuant to the Plan are made in accordance with written agreements.

The continuance of the Plan and Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized.  While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not "interested persons" of the Trust are committed to the discretion of the Independent Trustees during such period.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Adviser will give primary consideration to securing the best price and execution.  Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  For the fiscal years ended December 31, 2006, 2007 and 2008 the Fund paid brokerage commissions of $9,768, $7,289 and $8,943, respectively.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Fund may effect securities transactions that are executed on a national securities exchange or in the over-the-counter market conducted on an agency basis.  The Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts, including securities that may also be purchased and held by the Trust.  The Code of Ethics adopted by each of the Trust, the Adviser and the Distributor is on public file with, and available from, the SEC.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%.  A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.  For the fiscal year ended December 31,  2008, the Fund’s portfolio turnover rate was 40%.

Generally, the Fund intends to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Appleton Funds have adopted policies and procedures for disclosing the Fund’s portfolio securities to any person requesting this information.  These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Fund’s Chief Compliance Officer.  No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities.  The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	For use in preparing and distributing routine periodic reporting to market data agencies (For example: Morningstar, Lipper, Bloomberg, Standard & Poor’s and Thompson Financial);
2)	A request by executive officers of the Adviser for routine oversight and management purposes;
3)
For use in preparing and distributing routine shareholder reports, including disclosure to Ernst & Young LLP, (the Trust’s independent registered public accounting firm who maintains a trading confidentiality agreement for any items they review).

Employees of the Adviser that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, the custodian of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Adviser,  or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.  For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  During the year ended December 31, 2008, the Fund utilized $0 of capital loss carryforwards.  As of December 31, 2008, the Fund had the following capital loss carryforwards for Federal income tax purposes remaining:

Amount	December 31,
$1,438,233	2010
$ 367,121	2011
$ 129,485	2016
$1,934,839

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year.  Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (28%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10-year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions.  If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.  The average annual total returns of the Fund for the periods ended December 31, 2008 are as follows:

1 Year	-38.41%
5 Year	-2.76%
Inception (Since 12/31/00)	-7.06%

The Fund may also advertise total return (a "nonstandardized quotation"), which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  The total returns of the Fund as calculated in this manner for the periods ended December 31, 2008 are as follows:

1 Year	-38.41%
5 Year	-13.05%
Inception (Since 12/31/00)	-44.35%

          A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return.  A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

          The Fund may advertise average annual total return after taxes on distributions.  Average annual total return after taxes on distributions will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

P (1 + T)n = ATVD

Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

          The calculation of average annual total return after taxes on distributions assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions.  If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund after taxes on distributions for the periods ended December 31, 2008  are as follows:

1 Year	-38.42%
5 Year	-2.79%
Inception (Since 12/31/00)	-7.08%

          The Fund may advertise average annual total return after taxes on distributions and redemption.   Average annual total return after taxes on distributions and redemption will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending value, according to the following formula:

P (1 + T)n = ATVDR

Where:
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemption).
n	=	number of years
ATVDR	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10-year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions and redemption.

          The calculation of average annual total return after taxes on distributions and redemption assumes the reinvestment of all dividends and distributions, less the taxes due on such distributions.  If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Fund after taxes on distributions and redemption for the periods ended December 31, 2008 are as follows:

1 Year	-24.96%
5 Year	-2.31%
Inception (Since 12/31/00)	-5.74%

From time to time, the Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd +1)6 -1]
Where:
a	=	dividends and interest earned during the period
b	=	expenses accrued for the period (net of reimbursements)
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security.  Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The Fund’s yield for December 2008 was 0.31%.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance.  Advertisements may also compare Fund performance to performance reported by other investments, indices and averages.  When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis ("Lipper") measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads.  Morningstar, Inc. ("Morningstar") is an independent rating service that publishes bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.  The Fund may provide comparative performance information as published in Lipper and Morningstar.  In addition, the Fund may use comparative performance information of relevant indices, including the S&P 500 Index and the Dow Jones Industrial Average.  The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement.  The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance.  In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS

As of March 31, 2009, the following shareholders owned of record or beneficially 5% or more of the Fund’s shares:

Shareholder	Percentage Owned
Bowdoin & Company* Terrace Dugan 45 Milk Street 9th Floor Boston, MA 02109	64.01%

SEI Private Trust Co. c/o State Street Trust One Freedom Valley Oaks, PA 19456	12.10%

Appleton Partners Inc. 401K 45 Milk Street Boston, MA 02109.	14.27%

*	May be deemed to “control” the Fund, as that term is defined in the 1940 Act, due to ownership of greater than 25% of the Fund’s shares.

          As of April 3, 2009, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as Custodian for the Fund's investments.  U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2009.  Ernst & Young LLP performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

JPMORGAN CHASE BANK, N.A.

The Trust has retained JPMorgan Chase Bank, N.A. (“JPMorgan”), 303 Broadway, Suite 900, Cincinnati, Ohio 45202, to act as its transfer agent.  JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For providing transfer agent and shareholder services to the Fund, JPMorgan receives a monthly per account fee from the Fund, plus out-of-pocket expenses.

JPMorgan also provides accounting and pricing services to the Fund.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable JPMorgan to perform its duties, the Fund pays JPMorgan a monthly fee based on the Fund’s net assets and reimburses JPMorgan for the cost of external pricing services and other out-of-pocket expenses.

JPMorgan also provides administrative services to the Fund.  In this capacity, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  JPMorgan supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.  The Fund pays JPMorgan a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses.  During the fiscal periods ended December 31, 2006, 2007 and 2008, the Fund paid administrative fees of $24,000, $24,000 and $24,000, respectively.

ANNUAL REPORT

The financial statements included in the Fund’s Annual Report as of December 31, 2008, which financial statements have been audited by Ernst & Young LLP, are incorporated herein by reference.